EXHIBIT 99.1

PRESS RELEASE

LF Capital Acquisition Corp. II Announces Redemption Deadline

DALLAS, February 13, 2023 /PRNewswire/ -- On January 27, 2023, LF Capital Acquisition Corp. II (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on February 15, 2023 to consider and vote on, among other proposals, the amendment of the Company’s Amended and Restated Certificate of Incorporation (the “charter”) to increase the monthly extension payments per one-month extension of the deadline to complete an initial business combination to $0.04 per share of the company’s Class A common stock, par value $0.0001 per share (the “Charter Amendment Proposal”).

In the second supplement to the Proxy Statement, dated February 6, 2023, the Company announced that the redemption deadline for redemptions requests from the Company’s stockholders in connection with the Charter Amendment Proposal is February 17, 2023. The Company announced today that the redemption deadline on February 17, 2023 is 1:00 p.m., Eastern Time.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting of stockholders and the Charter Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in Company’s proxy statement for the special meeting filed with the U.S. Securities and Exchange Commission on January 27, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) the Proxy Statement in connection with the special meeting of stockholders to consider and vote upon the Charter Amendment Proposal and other matters and, beginning on or about January 30, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the January 13, 2023 record date for the special meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Charter Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201, (214) 740-6105 or to Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing LFAC.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Level Field Capital

Level Field is a leading global SPAC sponsor. In November 2021, Level Field built on the achievements of its previous SPAC, LF Capital Acquisition Corp., (which completed its de-SPAC merger with Landsea Homes Corporation (NASDAQ: LSEA) in January 2021) and successfully launched its second SPAC opportunity, LF Capital Acquisition Corp. II. From its initial public offering, LFAC II received aggregate gross proceeds totaling $258,750,000, before deducting underwriting discounts and commissions and other offering expenses payable by it.

LFAC II intends to focus its search on finding a business to merge with in secular growth industries, particularly targeting companies undergoing high-growth, including within the financial technology or services, digital asset, technology or disruptive consumer sectors, though it may pursue a business combination target in any business or industry.